UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2006

TORREYPINES THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-25571	86-0883978
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11085 North Torrey Pines Road, Suite 300, La Jolla, CA	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 623-5665

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements

Chief Executive Officer.  On December 14, 2006, we entered into an employment agreement effective October 4, 2006 with our current Chief Executive Officer and President, Neil M. Kurtz, M.D.  This agreement is for an indefinite term and may be terminated by Dr. Kurtz or us at any time, with or without cause. Dr. Kurtz’s employment agreement provides for an initial annual base salary of not less than $400,000 and that he will be eligible to earn an annual bonus in an amount up to sixty percent (60%) of his annual base salary, as determined by our Board of Directors.

Pursuant to the terms of Dr. Kurtz’s employment agreement, in the event that Dr. Kurtz is terminated without cause or is terminated (either by us without cause or by Dr. Kurtz for good reason) three (3) months prior to or twelve (12) months after a change in control, Dr. Kurtz will be entitled to continue to receive for eighteen (18) months following the date of his termination or resignation (i) his base salary and (ii) an amount equal to one-twelfth (1/12th) of the greater of (a) the average of the three annual bonuses paid to Dr. Kurtz by us prior to the date of termination or resignation, (ii) the last annual bonus paid to Dr. Kurtz by us prior to the date of termination or resignation, or (iii) if the termination occurs within the first twelve (12) months following October 4, 2006, forty percent (40%) of his base salary. Additionally, under those circumstances, the vesting of each of Dr. Kurtz’s equity awards will be treated as if Dr. Kurtz had completed an additional eighteen (18) months of service immediately before the date on which his employment is terminated or he resigns.

Under the agreement, a change in control is deemed to have occurred under any of the following circumstances, subject to certain exceptions and limitations: (i) a person becomes the owner of fifty percent (50%) or more of our voting power; (ii) the composition of our Board of Directors changes over a period of twenty-four (24) consecutive months or less in a way that results in a majority of our Board of Directors (rounded up to the next whole number) ceasing, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of the period or (B) have been elected or nominated for election as Board members during the period by at least two-thirds of the Board members described in clause (A) who were still in office at the time the election or nomination was approved by the Board; (iii) (A) a merger or consolidation occurs in which we are not the surviving entity, or (B) any reverse merger occurs in which we are not the surviving entity, or (C) any merger involving one of our subsidiaries occurs in which we are a surviving entity, but in each case in which holders of our outstanding voting securities immediately prior to such transaction, as such, do not hold, immediately following such transaction, securities possessing fifty percent (50%) or more of the total combined voting power of the surviving entity’s outstanding securities (in the case of clause (A)) or our outstanding voting securities (in the case of clauses (B) and (C)); or (iv) all or substantially all of our assets are sold of transferred other than in connection with an internal reorganization or our complete liquidation (other than a liquidation of us into a wholly-owned subsidiary).

A copy of Dr. Kurtz’s employment agreement is filed as Exhibit 10.1 to this Form 8-K, the contents of which are incorporated herein by reference.

Chief Operating Officer.  On December 14, 2006, we entered into an employment agreement effective October 4, 2006 with our current Chief Operating Officer, Evelyn Graham.  This agreement is for an indefinite term and may be terminated by Ms. Graham or us at any time, with or without cause.  Ms. Graham’s employment agreement provides for an initial annual base salary of not less than $260,000 and provides that she will be eligible to earn an annual bonus in an amount up to forty-five percent (45%) of her annual base salary, as determined by our Board of Directors.

Pursuant to the terms of Ms. Graham’s employment agreement, in the event that Ms. Graham is terminated without cause or is terminated (either by us without cause or by the officer for good reason) three (3) months prior to or twelve (12) months after a change in control, Ms. Graham will be entitled to continue to receive for nine (9) months following the date of her termination or resignation (i) her base salary and (ii) an amount equal to one-twelfth (1/12th) of the greater of (a) the average of the three annual bonuses paid to Ms. Graham by us prior to the date of termination or resignation, (ii) the last annual bonus paid to Ms. Graham by us prior to the date of termination or resignation, or (iii) if the termination occurs within the first twelve (12) months following October 4, 2006, thirty percent (30%) of her base salary. Additionally, under those circumstances, the vesting of each of Ms. Graham’s equity awards will be treated as if Ms. Graham had completed an additional twelve (12) months of service immediately before the date on which her employment is terminated or she resigns. The definition of change in control in Ms. Graham’s employment agreement is the same as in Dr. Kurtz’s employment agreement.

A copy of Ms. Graham’s employment agreement is filed as Exhibit 10.2 to this Form 8-K, the contents of which are incorporated herein by reference.

Chief Financial Officer and Vice President, Finance.  On December 14, 2006, we entered into an employment agreement effective October 4, 2006 with our current Chief Financial Officer and Vice President, Finance, Craig Johnson. This agreement is for an indefinite term and may be terminated by Mr. Johnson or us at any time, with or without cause.  Mr. Johnson’s employment agreement provides for an initial annual base salary of not less than $260,000 and provides that he will be eligible to earn an annual bonus in an amount up to forty-five percent (45%) of his annual base salary, as determined by our Board of Directors.

Pursuant to the terms of Mr. Johnson’s employment agreement, in the event that Mr. Johnson is terminated without cause or is terminated (either by us without cause or by the officer for good reason) three (3) months prior to or twelve (12) months after a change in control, Mr. Johnson will be entitled to continue to receive for nine (9) months following the date of his termination or resignation (i) his base salary and (ii) an amount equal to one-twelfth (1/12th) of the greater of (a) the average of the three annual bonuses paid to Mr. Johnson by us prior to the date of termination or resignation, (ii) the last annual bonus paid to Mr. Johnson by us prior to the date of termination or resignation, or (iii) if the termination occurs within the first twelve (12) months following October 4, 2006, thirty percent (30%) of his base salary. Additionally, under those circumstances, the vesting of each of Mr. Johnson’s equity awards will be treated as if Mr. Johnson had completed an additional twelve (12) months of service immediately before the date on which his employment is terminated or he resigns. The definition of change in control in Mr. Johnson’s employment agreement is the same as in Dr. Kurtz’s employment agreement.

A copy of Mr. Johnson’s employment agreement is filed as Exhibit 10.3 to this Form 8-K, the contents of which are incorporated herein by reference.

Restricted Stock Unit Agreements

On December 14, 2006, the Board also approved restricted stock unit awards in the amount of 65,000 shares of our common stock to Dr. Kurtz and 25,000 shares of our common stock to each of Ms. Graham and Mr. Johnson. The restricted stock unit awards were each made under the TorreyPines Therapeutics, Inc. 2006 Equity Incentive Plan (the “2006 Plan”) pursuant to a restricted stock unit agreement.  The shares subject to the restricted stock unit awards will vest on April 1, 2009; provided that our average closing stock price for the six month period from October 1, 2008 through March 31, 2009 is equal to or greater than $10.36 (as may be adjusted for stock splits and the like).

Under the 2006 Plan, restricted stock unit awards are granted pursuant to restricted stock unit agreements. Settlement of a payment due to a recipient of a restricted stock unit award will be by delivery of shares of our common stock as set forth in the restricted stock unit agreement. The consideration for the shares of common stock to be issued pursuant to the restricted stock unit awards to Dr. Kurtz, Ms. Graham, and Mr. Johnson is each person’s continued service to TorreyPines Therapeutics, Inc. Under the terms of the restricted stock unit agreements, we will deliver to Dr. Kurtz, Ms. Graham, and Mr. Johnson the shares of our common stock subject to such awards as the restricted stock award vests, unless any of them elect to defer the delivery of the shares to a later date beyond the vesting date in accordance with the procedures set forth in their restricted stock unit agreements. Except as otherwise provided in the applicable restricted stock unit award agreement or as set forth in Dr. Kurtz’s, Ms. Graham’s, and Mr. Johnson’s employment agreements, each of which contains partial vesting acceleration provisions under certain circumstances following a change of control, restricted stock unit awards that have not vested will be forfeited upon Dr. Kurtz’s, Ms. Graham’s, or Mr. Johnson’s termination of continuous service for any reason.

Stock Option Grants

On December 14, 2006, the Board also approved the granting of an option for 65,000 shares of our common stock to Dr. Kurtz and an option for 25,000 shares of our common stock to each of Ms. Graham and Mr. Johnson. The stock option grants were each made under the 2006 Plan pursuant to our form of stock option agreement.  The shares subject to the options will vest pursuant to our normal vesting schedule, with 25% vesting on the one year anniversary of the grant date and the remainder vesting monthly over three additional years.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
10.1	Employment Agreements by and between Neil M. Kurtz, M.D. and TorreyPines Therapeutics, Inc. dated December 14, 2006.

10.2	Employment Agreements by and between Evelyn Graham and TorreyPines Therapeutics, Inc. dated December 14, 2006.

10.3	Employment Agreements by and between Craig Johnson and TorreyPines Therapeutics, Inc. dated December 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORREYPINES THERAPEUTICS, INC.

Date: December 20, 2006
	By:	/s/ Craig Johnson
Name: Craig Johnson
Title: Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Employment Agreements by and between Neil M. Kurtz, M.D. and TorreyPines Therapeutics, Inc. dated December 14, 2006.
10.2	Employment Agreements by and between Evelyn Graham and TorreyPines Therapeutics, Inc. dated December 14, 2006.
10.3	Employment Agreements by and between Craig Johnson and TorreyPines Therapeutics, Inc. dated December 14, 2006.